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                                                                   EXHIBIT 10.92

                                    AGREEMENT

         This AGREEMENT dated as of December ____, 1999 (this "Agreement") is entered into by and among CRESCENT REAL ESTATE EQUITIES COMPANY, a Delaware corporation ("Crescent"), CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("CREELP"), CRESCENT OPERATING, INC., a Delaware corporation ("COPI"), and CRESCENT DEVELOPMENT MANAGEMENT CORP., a Delaware corporation ("Subsidiary").

                                R E C I T A L S:

         WHEREAS, on November 18, 1999 the United States House of
Representatives approved H.R. 1180, the Work Incentives Improvement Act of 1999 (the "1999 Legislation");

         WHEREAS, on November 19, 1999 the United States Senate approved the 1999 Legislation;

         WHEREAS, President Clinton has signed, or it is anticipated that he will sign, the 1999 Legislation into law;

         WHEREAS, the 1999 Legislation could adversely impact Crescent's status as a real estate investment trust ("REIT") unless Crescent and Subsidiary jointly elect that Subsidiary be treated as a taxable REIT subsidiary ("TRS"), as that term is defined in the 1999 Legislation;

         WHEREAS, CREELP and COPI (together, the "Stockholders") currently are the owners of 100% of the issued and outstanding shares of Subsidiary, and unless Crescent and Subsidiary jointly elect TRS status for Subsidiary, CREELP may ultimately be prohibited from making any further equity contributions to Subsidiary without negatively impacting Crescent's status as a REIT;

         WHEREAS, the Stockholders and Subsidiary are desirous that CREELP be permitted to make such further equity contributions;

         WHEREAS, if Subsidiary is denied certain interest deductions solely as a result of making a TRS election, CREELP has agreed to pay to COPI certain amounts as described below to offset the indirect economic loss to COPI resulting from the unavailability of such interest deductions to Subsidiary; and

         WHEREAS, the Stockholders, along with Crescent and Subsidiary, desire that Crescent and Subsidiary make such joint TRS election.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:



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         1. Agreement. Crescent and Subsidiary will make a joint election to cause Subsidiary to be treated as a TRS of Crescent for federal income tax purposes. Subsidiary and the Stockholders will take all other actions reasonably requested by Crescent that Crescent believes are prudent in connection with such election and in light of Crescent's status as a REIT. Such election will be made on a timely basis so that it is effective on the first day that the 1999 Legislation is effective. The parties to this Agreement agree that they will not take any action or omit to take any action that would cause the Subsidiary to fail to qualify as a TRS of Crescent. In furtherance of such covenants Subsidiary will make available to Crescent and its representatives for inspection and copying all records and information relevant to qualify and continue Subsidiary as a TRS, and the officers and employees of Subsidiary and COPI will make themselves available for meetings and consultations at such reasonable times and places as may be requested by Crescent to discuss the status of Subsidiary's businesses and operations, and any plans they may have for future activities of Subsidiary. In addition, within ten days of Crescent's request therefor, COPI and Subsidiary shall cause the corporate charter of Subsidiary to be amended (in form and substance reasonably satisfactory to Crescent) to prohibit Subsidiary from taking actions that could adversely impact Subsidiary's status as a TRS of Crescent and/or Crescent's status as a REIT.

         2. Power of Attorney.

             (a) Subsidiary and each Stockholder does irrevocably constitute and appoint Crescent with full power of substitution, as its true and lawful attorney, in its name, place and stead, to execute, acknowledge, swear to, deliver, record and file, as appropriate and in accordance with this Agreement
(i) all forms and other instruments required to qualify Subsidiary as a TRS of Crescent and all amendments thereto required or permitted by law or the provisions of this Agreement, and (ii) all certificates and other instruments requiring execution by Subsidiary or any Stockholder and deemed necessary or advisable by Crescent to qualify or continue Subsidiary as a TRS of Crescent.

             (b) The power of attorney granted pursuant to Section 2(a) is coupled with an interest and shall be irrevocable and survive and not be affected by the subsequent bankruptcy or dissolution of Subsidiary or any Stockholder; may be exercised by Crescent either by signing separately as attorney-in-fact for Subsidiary or any Stockholder or by Crescent acting as attorneys-in-fact for all of them; and shall survive the delivery of an assignment by any Stockholder of the whole or any fraction of its interest in Subsidiary.

             (c) Subsidiary and each Stockholder shall execute and deliver to Crescent, within a reasonable time after the receipt of Crescent's request therefor, such further designations, powers of attorney and other instruments as may be necessary or appropriate to carry out the provisions of this Agreement.

         3. Protection of COPI Parties.

             (a) If Subsidiary is denied an interest deduction for a taxable year pursuant to Section 163(j) of the Internal Revenue Code of 1986, as amended, solely because of Subsidiary's status as a TRS, CREELP shall pay to COPI within 30 days after the filing of Subsidiary's federal tax return for such taxable year an amount equal to the product of (i) the amount of the denied




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interest deduction to the extent such deduction otherwise would have offset taxable income of the Subsidiary for such taxable year, (ii) the maximum corporate tax rate (currently 35%), (iii) the percentage of the value of the stock of Subsidiary owned by COPI, without taking into account any premium or discount for the voting or non-voting rights associated with the stock of Subsidiary) (currently 90%) at the end of such taxable year and (iv) 10%.

             (b) Notwithstanding any provision herein to the contrary, if COPI and Subsidiary have timely and fully disclosed to Crescent all information regarding Subsidiary's business operations relevant to maintaining its TRS status, and COPI and Subsidiary have fully and timely implemented all actions suggested by Crescent relative to preserving Subsidiary's TRS status, then in no event and under no circumstances shall COPI, Subsidiary or any of their directors, managers, officers, employees, agents or representatives (collectively, the "COPI Parties"), have any liability whatsoever for any failure of Subsidiary to qualify or continue to qualify as a TRS of Crescent, or any adverse consequence to Crescent or CREELP in any way related to any such failure. Provided such conditions are satisfied, such COPI Parties are hereby fully and forever released by Crescent and CREELP from any and all liability, claims and costs related to or associated with any failure of Subsidiary to qualify or continue as a TRS of Crescent.

             (c) Notwithstanding any provision herein to the contrary, in no event and under no circumstances, shall COPI be required to, in any way, diminish its economic interests in, or diminish or surrender any stockholder voting rights with respect to, Subsidiary.

         4. Representations of Parties. Each of the parties hereto severally represents, each with respect only to itself, as of the date hereof, as follows:

             (a) It is duly organized and existing under the laws of the jurisdiction of its organization, with full power and authority to execute and deliver this Agreement, to enter into the transactions contemplated hereby and to perform all the duties and obligations to be performed by it hereunder;

             (b) It has duly authorized this Agreement and the transactions contemplated hereby and the performance of all the duties and obligations to be performed hereunder by all necessary corporate action; and

             (c) It has duly executed and delivered this Agreement and this Agreement constitutes its valid, legal and binding obligation.

         5. Specific Performance. Subsidiary and each Stockholder acknowledges that any failure to comply with the requirements of this Agreement would result in irreparable injury to Crescent for which no adequate remedy at law may be available. Accordingly, Subsidiary and each Stockholder consents to an injunction requiring specific performance by them for their respective obligations under this Agreement, without the necessity of showing actual or threatened harm and without requiring to furnish a bond or other security.



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         6. Miscellaneous.

             (a) Modifications and Amendments. This Agreement may only be modified, altered or amended by an agreement in writing executed by each of the parties hereto.

             (b) Headings. The headings of the sections and subsections of this Agreement are for convenience and reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

             (c) Construction. This Agreement shall be construed in accordance with the laws of the State of Texas without regard to the principles of conflicts of laws.

             (d) Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

             (e) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one agreement. It shall not be necessary for the same counterpart to be signed by all of the parties in order for this instrument to be fully binding upon any party signing at least one counterpart.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives all as of the date and year first above written.

                         CRESCENT:

                         CRESCENT REAL ESTATE EQUITIES COMPANY,
                         a Delaware corporation,


                         By:
                            -----------------------------------------
                            Name:
                                 ------------------------------------
                            Title:
                                 ------------------------------------


                         CREELP:

                         CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership,

                         By:     CRESCENT REAL ESTATE EQUITIES, LTD.,
                                 a Delaware corporation, its general partner,


                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                         COPI:

                         CRESCENT OPERATING, INC.,
                         a Delaware corporation,


                         By:
                            -----------------------------------------
                            Name:
                                 ------------------------------------
                            Title:
                                 ------------------------------------


                         SUBSIDIARY:

                         CRESCENT DEVELOPMENT MANAGEMENT CORP.,
                         a Delaware corporation,


                         By:
                            -----------------------------------------
                            Name:
                                 ------------------------------------
                            Title:
                                 ------------------------------------





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